UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2007 (April 18, 2007)
BOSTON LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-6533	87-0277826

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

85 Main Street, Hopkinton, Massachusetts	01748

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 497-2360

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
SIGNATURE

Item 4.01.   Changes in Registrant’s Certifying Accountant.
(a)   On April 18, 2007, the Audit Committee of the Board of Directors of Boston Life Sciences, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm.
       The reports of PricewaterhouseCoopers LLP on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2005 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of PricewaterhouseCoopers LLP included an explanatory paragraph regarding the existence of substantial doubt about the Company’s ability to continue as a going concern.
       During the Company’s fiscal years ended December 31, 2005 and 2006 and through April 18, 2007 (the “Relevant Period”), (a) there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
       The Company has furnished a copy of the above disclosure to PricewaterhouseCoopers LLP and requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. When the Company receives the letter from PricewaterhouseCoopers LLP, the Company will promptly file a copy of such letter with the Securities and Exchange Commission as an Exhibit to this Current Report on Form 8-K by amendment.
(b)   On April 18, 2007, the Company’s Audit Committee selected McGladrey & Pullen, LLP to serve as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements beginning with fiscal year ending December 31, 2007.
       During the Relevant Period, neither the Company nor anyone on behalf of the Company consulted with McGladrey & Pullen, LLP on any matter regarding: (1) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that McGladrey & Pullen, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

SIGNATURE
       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boston Life Sciences, Inc.
Date: April 18, 2007	By:	/s/ Kenneth L. Rice, Jr.
Kenneth L. Rice, Jr.
Executive Vice President, Finance and Administration and Chief Financial Officer